UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 7, 2005

Date of Report (Date of earliest event reported)

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50373	90-0182158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 HILL AVENUE NW
FORT WALTON BEACH, FLORIDA
32548
(Address of principal executive offices)(Zip Code)

(850)-796-0909
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On June 8, 2005, Spectrum Sciences & Software Holdings Corp. (the “Company”) executed stock option agreements (the “Stock Option Agreements”) with Darryl K. Horne (“Horne”) and Michael Megless (“Megless”), who were appointed as directors of the Company on May 11, 2005, substantially in the form filed herewith as Exhibit 10.1 and incorporated herein by reference in its entirety, pursuant to the Amended and Restated Number 2 2004 Non-Statutory Stock Option Plan (the “Plan”).  A copy of the Plan was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated November 19, 2004, and is incorporated herein by reference.

Pursuant to the Stock Option Agreements, the Company granted options to each of Horne and Megless to purchase 500,000 shares of the Company’s common stock, $.0001 par value per share, at an exercise price of $2.50 per share.  All of the options issued to Horne and Megless vested immediately upon issuance and will expire on June 8, 2008.  All of the options become exercisable as of the date on which the Company certifies, based on the Company’s audited financial statements for the 2005 fiscal year as filed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for such fiscal year, that the Company has achieved earnings before interest, taxes, depreciation and amortization of $4 million for the 2005 fiscal year.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the previously reported acquisition by the Company of Horne Engineering Services, Inc., Horne and Megless executed employment agreements with the Company, dated as of May 11, 2005, pursuant to which Horne and Megless were to assume the positions of the Company’s Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”), respectively, as of the date on which the Company filed its Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005 with the SEC.  The employment agreements were subsequently amended on May 23, 2005 to provide that Horne and Megless would assume the positions of CEO and CFO, respectively, as of the date on which the Company files Amendment No. 1 to its Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005 (the “Amendment”) with the SEC.

On June 7, 2005, the Company filed the Amendment with the SEC and Horne and Megless assumed the positions of CEO and CFO pursuant to their employment agreements with the Company.  As of the same date, the current CEO and CFO of the Company, William H. Ham, Jr. (“Ham”) and Nancy C. Gontarek (“Gontarek”), respectively, resigned from such positions.  Ham and Gontarek will continue to serve as CEO and CFO of Spectrum Sciences & Software, Inc., a wholly owned subsidiary of the Company (“Spectrum Inc.”), in accordance with the terms of their employment agreements with the Company, which were assigned from the Company to Spectrum Inc. effective as of June 7, 2005.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.

Description

10.1

Form of Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Date: June 13, 2005	By: /s/ Michael Megless
Name: Michael Megless Title: Chief Financial Officer

Exhibit 10.1

STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is made as of June 8, 2005 by and between Spectrum Sciences & Software Holdings Corp. (the “Corporation”) and _____________ (the “Optionee”).

RECITALS

A.

Optionee is a(n) Director of the Corporation.  In consideration of Optionee’s serving as such, the Corporation’s board of directors has agreed to grant stock options to the Optionee to purchase shares of the Corporation’s common stock (the “Shares”).  The stock options granted herein are not “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE, specifically incorporating these recitals herein, it is agreed as follows:

AGREEMENT

SECTION 1
GRANT OF OPTIONS

1.1

NUMBER OF SHARES.  Subject to the terms and conditions of this Agreement, the Corporation grants to Optionee, Options to purchase from the Corporation five hundred thousand (500,000) Shares (the “Option Shares”).

1.2

EXERCISE PRICE.  Each Option Share is exercisable, upon vesting, at the lesser price of $2.50 or the fair market value of the shares at the time of exercise (the “Option Price”).

1.3

TERM.  The Expiration Date for all Options issued hereunder shall be June 8, 2008.

1.4

VESTING.  The Options granted herein shall vest immediately upon issuance to Optionee.

SECTION 2
EXERCISE OF OPTION

2.1.

DATE EXERCISABLE.  The Options shall become exercisable by Optionee as of the date on which the Corporation certifies, based on the Corporation’s audited financial statements for the 2005 fiscal year as filed in the Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for such fiscal year, that the Corporation has achieved earnings before interest, taxes, depreciation and amortization of $4 million for the 2005 fiscal year.

2.2

MANNER OF EXERCISE OF OPTIONS AND PAYMENT FOR COMMON STOCK.  The Options may be exercised by the Optionee, in whole or in part, by giving written notice to the Secretary of the Corporation, setting forth the number of Shares with respect to which Options are being exercised.  The purchase price of the Option Shares upon exercise of the Options by the Optionee shall be paid in full in cash, or as otherwise permitted by the Company’s stock option plan.

Exhibit 10.1

2.3

STOCK CERTIFICATES.  Promptly after any exercise in whole or in part of the Options by Optionee, the Corporation shall deliver to Optionee a certificate or certificates for the number of Shares with respect to which the Options were so exercised, registered in Optionee’s name.

SECTION 3
NONTRANSFERABILITY

3.1

RESTRICTION.  The Options are not transferable by Optionee.

SECTION 4
NO RIGHTS AS SHAREHOLDER PRIOR TO EXERCISE

4.1

Optionee shall not be deemed for any purpose to be a shareholder of Corporation with respect to any shares subject to the Options under this Agreement to which the Options shall not have been exercised.

SECTION 5
ADJUSTMENTS

5.1

NO EFFECT ON CHANGES IN CORPORATION’S CAPITAL STRUCTURE.  The existence of the Options shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustments, recapitalization, reorganization, or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or preference stocks ahead of or affecting the Option Shares, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

5.2

ADJUSTMENT TO OPTION SHARES.  The Option Shares are subject to adjustment upon recapitalization, reclassification, consolidation, merger, reorganization, stock dividend, reverse or forward stock split and the like.  If the Corporation shall be reorganized, consolidated or merged with another corporation, Optionee shall be entitled to receive upon the exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as Optionee would have been entitled to receive upon the happening of any such corporate event as if Optionee had been, immediately prior to such event, the holder of the number of Shares covered by the Option.

SECTION 6

TERMINATION OF EMPLOYMENT OR DEATH

6.1

The terms and conditions of paragraph 9 of the Company’s Amended and Restated Number 2 2004 Non-Statutory Stock Option Plan, adopted on November 15, 2004, is incorporated herein by references, and shall govern the rights and privileges of the Optionee with respect to the issues addressed therein.

Exhibit 10.1

SECTION 7
MISCELLANEOUS PROVISIONS

7.1

DISPUTES.  Any dispute or disagreement that may arise under or as a result of this Agreement, or any question as to the interpretation of this Agreement, may be determined by the Corporation’s board of directors in its absolute and uncontrolled discretion, and any such determination shall be final, binding, and conclusive on all affected persons.

7.2

NOTICES.  Any notice that a party may be required or permitted to give to the other shall be in writing, and may be delivered personally, by overnight courier or by certified or registered mail, postage prepaid, addressed to the parties at their current principal addresses, or such other address as either party, by notice to the other, may designate in writing from time to time.

7.3

LAW GOVERNING.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

7.4

TITLES AND CAPTIONS.  All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

7.5

ENTIRE AGREEMENT.  This Agreement contains the entire understanding between the parties and supersedes any prior understandings and agreements between them respecting the subject matter of this Agreement.

7.6

AGREEMENT BINDING.  This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

7.7

PRONOUNS AND PLURALS.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

7.8

FURTHER ACTION.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

7.9

PARTIES IN INTEREST.  Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

7.10

SAVINGS CLAUSE.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

[SIGNATURES ON NEXT PAGE]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SPECTRUM SCIENCES &

  SOFTWARE HOLDINGS CORP.

By:

Name:

Title:

The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement, accepts the Options granted thereunder, and agrees to the terms and conditions thereof.

OPTIONEE

Exhibit 10.1

SPECTRUM SCIENCES AND SOFTWARE HOLDINGS CORP.

NOTICE OF EXERCISE OF STOCK OPTION

The undersigned hereby exercises the Stock Options granted by Spectrum Sciences & Software Holdings Corp. and seeks to purchase ____________________ shares of Common Stock of the Corporation pursuant to said Options.  The undersigned understands that this exercise is subject to all the terms and provisions of the Stock Option Agreement dated as of ________________.

(Check Applicable Box)

ٱ

Enclosed is a check in the sum of US $_____________________ as payment for such shares.

Signature of Optionee

Date: